UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSIONS
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-12


                             ON2 TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
      (1)   Title of each class of securities to which transaction applies:_____
            _____________
      (2)   Aggregate number of securities to which transaction applies:________
            _____________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________________
      (4)   Proposed maximum aggregate value of transaction:____________________
      (5)   Total fee paid:_______________________
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:__________________________
      (2)   Form, Schedule or Registration Statement No.:_______________________
      (3)   Filing Party:
      (4)   Date Filed:

                             ON2 TECHNOLOGIES, INC.
                               21 CORPORATE DRIVE
                                    SUITE 103
                          CLIFTON PARK, NEW YORK 12045
                                 (518) 348-0099

       -----------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 2006
       -----------------------------------------------------------------

      As a stockholder of ON2 TECHNOLOGIES, INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Stockholders of the Company to be held at 21 Corporate Drive, Suite 103, Clifton Park, New York 12045 at 9:00 a.m., Eastern Standard Time, on May 15, 2006, for the following purposes:

      1. To elect a Board of seven (7) directors of the Company to serve until the next annual meeting of the stockholders or until their successors are duly elected and qualified;

      2. To ratify the selection of Eisner LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2006; and

      3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      Only stockholders of record at the close of business on April 3, 2006 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed.

      We hope you can attend the Annual Meeting in person. However, even if you plan to attend, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

      Your attention is directed to the attached Proxy Statement.

                                    By Order Of The Board Of Directors,



                                    /s/ James Meyer

                                    JAMES MEYER
                                    Interim Chief Executive Officer

New York, New York
April 10, 2006

                             ON2 TECHNOLOGIES, INC.
                               21 CORPORATE DRIVE
                                    SUITE 103
                          CLIFTON PARK, NEW YORK 12045
                                 (518) 348-0099

          -------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 2006
          -------------------------------------------------------------


      The Annual Meeting of Stockholders of On2 Technologies, Inc., a Delaware corporation (the "Company"), will be held on May 15, 2006, at 21 Corporate Drive, Suite 103, Clifton Park, New York 12045 at 9:00 a.m., Eastern Standard Time and for the purposes set forth in the Notice of Annual Meeting of
Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

      The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges.

      Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly-executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Annual Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies that have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSAL LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposal herein, the persons named in the proxy also may vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matter being considered at the Annual Meeting.

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2005, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Annual Meeting.

      This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about April 11, 2006.

                                TABLE OF CONTENTS

                                                                            PAGE

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

VOTING SECURITIES..............................................................1

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS...................................2

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS.........................4

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................6

BOARD OF DIRECTORS AND COMMITTEES..............................................8

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................10

STOCKHOLDER PERFORMANCE GRAPH.................................................11

REPORT OF THE AUDIT COMMITTEE.................................................12

COMPENSATION COMMITTEE REPORT.................................................14

EXECUTIVE COMPENSATION .......................................................16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................20

PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
     ACCOUNTANTS..............................................................22

OTHER MATTERS.................................................................23

STOCKHOLDER PROPOSALS.........................................................24

                                VOTING SECURITIES

      Only holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), at the close of business on April 3, 2006 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. As of the Record Date, 95,109,522 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Annual Meeting. Voting rights of the Common Stock are noncumulative.

      Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the business of the meeting to be conducted. With respect to Proposal No. 1 relating to the election of directors, the 7 nominees receiving the greatest number of votes cast for the election of directors shall be elected. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual meeting and entitled to vote on the subject matter will be required to act on Proposal No. 2. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter (other than the election of directors) has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. Under the current rules of the American Stock Exchange, the exchange on which the Company's shares are currently traded, brokers may vote on Proposal Nos. 1 and 2 without instructions from customers, provided that the brokers do not know of any challenge to the proposal. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, assuming a quorum is present, broker non-votes on Proposal Nos. 1 and 2 will have no effect on the outcome of the vote on that proposal.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

      The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of March 31, 2006, are as follows:


                                                                                AMOUNT AND NATURE OF
                                                                                BENEFICIAL OWNERSHIP
                                                                               (NUMBER OF SHARES)(1)
                                                              --------------------------------------------------------
                                                                  TITLE OF                               PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                               CLASS                 TOTAL             CLASS(2)
------------------------------------------------              ---------------       ---------------    ---------------
Abanat Limited(3)                                                  Common               6,416,309           6.7%
c/o P.O. Box 222
Jeddah, Saudi Arabia 21411

The St. Paul Travelers Companies Inc.(4)                           Common               4,206,896           4.4%
385 Washington Street,
Mail Code 515A,
St. Paul, MN 55102

MidSummer Investment Ltd.(5)                                       Common               6,368,799           6.7%
485 Madison Avenue
23rd Floor
New York, NY 10022


(1) Pursuant to current regulations of the Securities and Exchange Commission ("SEC"), securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Applicable percentage ownership is based on 95,109,522 shares of Common Stock outstanding at March 31, 2006.

(3) Includes 5,082,909 shares of Common Stock and 1,333,400 shares of Common Stock to be issued upon the exercise of outstanding warrants. H.E. Abdul Aziz Al-Sulaiman exercises investment and voting control over all of our securities owned by Abanat Limited.

(4) This information is based on a Schedule 13G/A filed with the SEC on February 7, 2006 by The St. Paul Travelers Companies, Inc. Includes 2,985,652 shares of Common Stock to be issued upon the conversion of Series C-IV Preferred, and 1,221,224 shares of Common Stock. The St. Paul Travelers Companies Inc. ("Inc.") is the ultimate parent corporation. Travelers Property Casualty Corp ("TPC") is a wholly-owned subsidiary of Inc. Travelers Insurance Group Holdings, Inc. ("TIGHI") is a wholly-owned subsidiary of TPC, and The Travelers Indemnity Company ("INDY") is a wholly-owned subsidiary of TIGHI. Consequently, each of Inc., TPC and TIGHI may be deemed to beneficially own the shares held by INDY.

(5) Includes 53,359 shares of Common Stock, 2,994,011 shares of common stock underlying warrants and 3,321,429 shares of Common Stock underlying Series D Convertible Preferred Stock. Michel Amsalem and Scott Kaufman exercise investment and voting control over all of securities owned by MidSummer. By virtue of such control, Messrs. Amsalem and Kaufman may be deemed to beneficially own the outstanding common stock beneficially owned by MidSummer.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

      The following information with respect to beneficial ownership, as of March 31, 2006, of shares of Common Stock is furnished with respect to (i) each director of the Company, (ii) each executive officer of the Company and (iii) all current directors and executive officers as a group, together with their respective percentages. All ownership information is based upon filings made by those persons with the Securities and Exchange Commission or upon information provided to the Company. Unless otherwise indicated below, the address of each person named in the table below is in the care of On2 Technologies, Inc., 21 Corporate Drive, Suite 103, Clifton Park, New York 12065.


                                                                                 AMOUNT AND NATURE OF
                                                                                 BENEFICIAL OWNERSHIP
                                                                                 (NUMBER OF SHARES)(1)
                                                             -------------------------------------------------------------
                                                                  TITLE OF                                  PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                CLASS                 TOTAL               CLASS
------------------------------------------------             ------------------    ------------------   ------------------
Douglas A. McIntyre(2)                                             Common               1,475,000             1.6%
Former Director, Chairman, President and
    Chief Executive Officer

James Meyer (3)                                                    Common                 219,000             *
Director, Interim Chief Executive Officer

Eric Ameres (4)                                                    Common                 952,974             1.0%
Executive Vice President and Chief Technology
   Officer

Timothy C. Reusing (5)                                             Common                 766,566             *
Executive Vice President, Corporate Development

Anthony Principe (6)                                               Common                 251,000             *
Senior Vice President and Chief Financial Officer

William A. Newman(7)                                               Common                 540,000             *
Director

J. Allen Kosowsky(8)                                               Common                 675,000             *
Director

Michael Kopetski(9)                                                Common                 365,000             *
Director

Thomas Weigman(10)                                                 Common                 480,000             *
Director

Michael J. Alfant(11)                                              Common                 200,000             *
Director

Afsaneh Naimollah(12)                                              Common                 150,000             *
Director

All current directors and executive officers as a group            Common               5,972,640             6.4%
   (9 persons)


* Represents less than one percent (1%) of outstanding shares of Common Stock.

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2)  On February 2, 2006,  Douglas A.  McIntyre  resigned  from his  position as
     Chairman, President and Chief Executive Officer of the company and his position as a Director. Includes options to purchase 1,475,000 shares of Common Stock that are exercisable within 60 days.

(3) Includes 39,000 shares of Common Stock, of which 20,000 shares are held directly, 10,000 shares are held as trustee for the trust beneficially owned by Sara Meyer and 9,000 shares are held indirectly by trust for his sons. James Meyer disclaims beneficial ownership of shares held by trust for his sons. Also includes options to purchase 180,000 shares of Common Stock that are exercisable within 60 days.

(4) Includes 44,000 shares of Common Stock and options to purchase 908,974 shares of Common Stock that are exercisable within 60 days.

(5) Includes 55,900 shares of Common Stock and options to purchase 710,666 shares of Common Stock that are exercisable within 60 days.

(6) Includes 33,500 shares of Common Stock and options to purchase 217,500 shares of Common Stock that are exercisable within 60 days.

(7) Includes options to purchase 540,000 shares of Common Stock that are exercisable within 60 days.

(8) Includes 180,000 shares of Common Stock and options to purchase 495,000 shares of Common Stock that are exercisable within 60 days.

(9) Includes 75,000 shares of Common Stock and options to purchase 290,000 shares of Common Stock that are exercisable within 60 days.

(10) Includes 40,000 shares of Common Stock and options to purchase 440,000 shares of Common Stock that are exercisable within 60 days.

(11) Includes options to purchase 200,000 shares of Common Stock that are exercisable within 60 days.

(12) Includes options to purchase 150,000 shares of Common Stock that are exercisable within 60 days.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The persons named below have been nominated by the Board of Directors for election to the Board of Directors at the Annual Meeting. All of the nominees are currently directors. William A. Newman, Thomas Weigman, J. Allen Kosowsky, Mike Kopetski and Mike Alfant were elected at the last Annual Meeting of Stockholders. James Meyer and Afsaneh Naimollah were appointed to the Board of Directors in May 2005 by a vote of the Board of Directors. The persons elected will hold office as directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is expected that each of the nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason, the shares represented by properly-executed proxies may be voted at the discretion of the persons named therein for a substitute nominee or nominees.

      The following sets forth the names, ages, offices and business experience, of the nominees and the executive officers of the Company and other information with respect to them:

   NOMINEES:


      NAME                         AGE                PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
---------------------------    ----------       ------------------------------------------------------

James Meyer                        47           Mr.  Meyer has been the  Interim  President  and Chief
                                                Executive  Officer of the  Company  since  February 2,
                                                2006 and a Director of the Company  since May of 2005.
                                                Previously,  Mr. Meyer  served as a managing  director
                                                at Novantas,  a consulting firm in New York,  where he
                                                specialized   in   customer   management,    marketing
                                                strategy,  and pricing.  Prior to joining  Novantas in
                                                2002,  Mr.  Meyer was  president of Golden  Square,  a
                                                branding  and  marketing  consulting  firm he founded,
                                                and senior advisor to The Cambridge  Group, a strategy
                                                consulting  firm.  From January 1999 to February 2001,
                                                he served as president and chief  strategy  officer of
                                                M&C Saatchi, an advertising agency in New York.

William A. Newman                  58           Mr.  Newman has served as a  Director  of the  Company
                                                since August of 2000.  From November of 1999 until the
                                                present,  Mr. Newman has been the Managing  Partner of
                                                the New York  office  of the law firm of  McGuireWoods
                                                LLP.

Thomas Weigman                     58           Mr.  Weigman  has served as a Director  of the Company
                                                since  February  25, 2002.  Since  January  2004,  Mr.
                                                Weigman  has  run  Riverstone  Weston  Consulting,   a
                                                marketing  consulting  firm. From September 2003 until
                                                January  2004,  Mr.  Weigman  was the Chief  Marketing
                                                Officer  of  Intuit  Inc.,   a  software   development
                                                company.  From  February 1999 to September  2003,  Mr.
                                                Weigman was Senior Vice President,  Consumer  Strategy
                                                and Communications,  of the Sprint  Corporation.  From
                                                January of 1995 to  February  of 1999 Mr.  Weigman was
                                                the  President  of the Consumer  Services  Group--Long
                                                Distance Division of the Sprint Corporation.

J. Allen Kosowsky                  58           Mr.  Kosowsky  has served as a Director of the Company
                                                since   January  2003  and  is  the  Chairman  of  the
                                                Company's Audit  Committee and its financial  expert.
                                                Since 1992,  Mr.  Kosowsky has run J. Allen  Kosowsky,
                                                CPA,  P.C.,  a  firm  in  Shelton,   Connecticut  that
                                                specializes  in  forensic   accounting  and  analysis,
                                                business valuations,  and interim management services.
                                                From   November  1995 to April 2002, he was a director
                                                of Webster  Bank. He has also served as interim CFO of
                                                FIND/SVP and Memry  Corporation.   In addition,  until
                                                2003, Mr.  Kosowsky served as an Advisory Board Member
                                                of the Digital Angel Trust,  which  oversaw  financial
                                                interests in Digital Angel Corporation.


Mike Kopetski                      56           Mr.  Kopetski  has served as a Director of the Company
                                                since  August  2003.  Mr.  Kopetski  has  worked as an
                                                international  trade  consultant  since  January 1996.
                                                From  1991 to 1995,  he  served  as a member of the US
                                                House  of  Representatives  from the 5th  District  of
                                                Oregon,  where he served  on the House  Ways and Means
                                                Committee.

Mike Alfant                        44           Mr.  Alfant has served as a  Director  of the  Company
                                                since May 2004.  Since  March  2000,  Mr.  Alfant  has
                                                worked  as a  founder  and  partner  in  Building2,  a
                                                technology  investment  company  located  in Tokyo and
                                                Boston.  From 1992 to 1999,  Mr.  Alfant was president
                                                of Fusion Systems Japan, an IT solutions  company that
                                                he  founded  and  that  was  eventually   acquired  by
                                                IMRglobal  Corporation.  Mr.  Alfant has  chaired  the
                                                High Technology  committee of the American  Chamber of
                                                Commerce in Japan (ACCJ) since January 1998.

Afsaneh Naimollah                  48           Mr. Naimollah has served as a Director of the Company
                                                since May 2005.  From January of 2000 until the
                                                present, Ms. Naimollah has been the Managing Partner
                                                of Chela Technology Partners, a mergers and
                                                acquisition advisory firm that she founded.

      No family relationship exists between any of the nominees for election as directors of the Company.

                        BOARD OF DIRECTORS AND COMMITTEES

COMPOSITION OF THE BOARD

      The Company's Certificate of Incorporation and Bylaws provide that the number of directors constituting the Board of Directors shall be such number, not fewer than three nor more than eight, as is established from time to time by resolution of the Board of Directors. The Board of Directors currently consists of seven directors whose terms will expire at the close of the Annual Meeting. The nominees for directors for election at the Annual Meeting to serve until the annual meeting of stockholders in 2006 are Messrs. Meyer, Newman, Weigman, Kosowsky, Kopetski, Alfant and Naimollah. A vacancy in the Board of Directors may be filled by a vote of the majority of the remaining directors of the Company pursuant to the Company's Certificate of Incorporation and Bylaws.

DIRECTOR COMPENSATION

      Each non-employee director receives an annual grant of 50,000 stock options for service on the Board of Directors. In addition, each non-employee director receives an annual grant of 25,000 stock options for each committee on which they serve, except that non-employee directors who are chairmen of committees receive grants of 40,000 stock options for their service on each such committee. In addition, each non-employee director receives an annual cash retainer fee of $10,000 for service on the Board of Directors. Non-employee directors also receive an annual cash fee of $5,000 for each committee on which they serve, except that non-employee directors who are chairmen of committees receive $10,000 for their service on each such committee.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board has established an Audit Committee, a Compensation Committee, a Special Committee and an Executive Committee. The Company does not have a Nominating Committee.

      The duties of the Audit Committee are to provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to the corporate accounting and reporting practices of the Company, including recommending to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, reviewing the activities and the reports of the independent certified public accountants, and reporting the results of such review to the Board. See "Report of the Audit Committee." The Audit Committee also monitors the adequacy of the Company's internal controls. The members of the Audit Committee are Messrs. Weigman and Kosowsky and Ms. Naimollah. Mr. Kosowsky serves as the audit committee financial expert, based on his experience as a forensic accountant. For a description of Mr. Kosowsky's work experience, see "Proposal 1 - Election of Directors - Nominees". The Audit Committee met eight times during the fiscal year ended December 31, 2005. Each member of the Audit Committee is considered
"independent" as defined in Section 121(A) of the American Stock Exchange's listing standards. The Audit Committee Charter is included as Exhibit A to this Proxy Statement.

      The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers and other employees of the Company. The members of the Compensation Committee in 2005 were Messrs. Meyer and Alfant.. Mr. Meyer served as chairman of the Compensation Committee from May 2005, when he was appointed to the Board of Directors, until February 2006, when he became the Interim Chief Executive Officer. When Mr. Meyer left the
Compensation Committee in 2006, he was replaced by Ms. Naimollah, who also succeeded him as chairman of the Committee. The Compensation Committee met five times during the fiscal year ended December 31, 2005.

      The duties of the Special Committee are to make recommendations and reports to the Board with respect to acquisitions of business or other assets by the Company. The members of the Special Committee are Messrs. Kosowsky and Newman. Mr. McIntyre served on the Special Committee until he resigned in February 2006. The Special Committee did not meet formally during the fiscal year ended December 31, 2005.

      The duties of the Executive Committee is to exercise all of the authority of the Board of Directors, except (i) the approval or recommendation to stockholders of actions or proposals required by Delaware law to be approved by stockholders; (ii) designate candidates for the office of director for purposes of proxy solicitation or otherwise; (iii) fill vacancies on the Board or any committee thereof; (iv) amend the Company's bylaws; or (v) authorize or approve the issuance or sale of the shares of the Company's stock. The members of the Executive Committee are Messrs. Kosowsky, Newman, Kopetski and Meyer. Mr.
McIntyre served on the Executive Committee until he resigned in February 2006 and was replaced by Mr. Meyer. The Executive Committee did not meet formally during the fiscal year ended December 31, 2005.

      The Company does not currently have a nominating committee that is responsible for the nomination of new members to the Board of Directors. The Board has adopted a standing resolution under which members of the Board are nominated by a majority of independent directors of the Board.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      During the fiscal year ended December 31, 2005, the Company's Board of Directors held four meetings, and each director attended at least 75% of the aggregate of (a) the total number of regularly scheduled meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during the fiscal year ended December 31, 2005.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of any class of the Company's capital stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership and to provide copies of such reports to the Company. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2005, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Common Stock have been complied with during the most recent fiscal year.

                          STOCKHOLDER PERFORMANCE GRAPH
         The following graph compares the cumulative total shareholder return on our common stock from December 31, 2000 through December 31, 2005 with the cumulative total return on a broad market index (the American Stock Exchange Market Value Index, a broad market index covering stocks listed on the American Stock Exchange) and a peer group index (the RDG Software Composite Index). In each case, we have calculated the cumulative return assuming an investment of $100 on December 31, 2000.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        Among On2 Technologies, Inc., The Amex Market Value (U.S.) Index
                      and the RDG Software Composite Index


                          12/00    12/01   12/02   12/03    12/04    12/05
                          ------   -----   -----   ------   ------   ------
ON2 TECHNOLOGIES, INC.    100.00   58.62   51.72   225.86   108.62   182.76

AMEX MARKET VALUE (U.S.)  100.00   88.73   75.76   108.19   128.37   142.31

RDG SOFTWARE COMPOSITE    100.00   89.35   61.18   77.41     85.91    85.65



* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

                          REPORT OF THE AUDIT COMMITTEE

      In accordance with a written charter adopted by the Company's Board of Directors, the Audit Committee of the Company's Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and accounting principles generally accepted in the United States of America and for issuing a report thereon.

      In this context, the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with auditing standards generally accepted in the United States of America and accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Audit Committee discussed with the Company's management and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the management and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors the selection of Eisner LLP as the Company's independent auditors for 2006, and the Board concurred in its recommendation.

MEMBERS OF THE AUDIT COMMITTEE:

   Thomas Weigman

   J. Allen Kosowsky

   Afsaneh Naimollah

AUDIT FEES:

      Audit fees billed (or expected to be billed) to the Company by Eisner LLP for the audit of the Company's annual financial statements included in the Company's annual report on 10-K for the 2005 fiscal year and reviews of the quarterly financial statements included in the Company's quarterly reports on Form 10-Q for the 2005 fiscal year totaled approximately $139,000. Audit fees billed to the Company by Eisner LLP for the audit of the Company's annual financial statements included in the Company's annual report on 10-KSB for the 2004 fiscal year and reviews of the quarterly financial statements included in the Company's quarterly reports on Form 10-QSB for the 2004 fiscal year totaled approximately $112,000.

AUDIT-RELATED FEES:

      In the last two fiscal years, Eisner LLP did not bill the company for any assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

TAX FEES:

      In the fiscal year ending December 31, 2005, Eisner LLP billed the company approximately $15,000 for professional services for tax compliance, tax advice, and tax planning. In the fiscal year ending December 31, 2004, Eisner LLP billed the company approximately $12,000 for professional services for tax compliance, tax advice, and tax planning.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

      In the last two fiscal years, the Company did not engage Eisner LLP to provide advice to the Company regarding financial information systems design and implementation.

ALL OTHER FEES:

      In the fiscal year ending December 31, 2005, Eisner LLP billed the company $13,000 for non-audit services. In the fiscal year ending December 31, 2004, Eisner LLP billed the company approximately $58,000 for non-audit services.

                          COMPENSATION COMMITTEE REPORT

      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

      The Compensation Committee of our Board of Directors is comprised of two nonemployee directors, Ms Naimollah and Mr. Alfant. Mr. Meyer served as a member of and chairman of the Compensation Committee from May 2005, when he was appointed to the Board of Directors, until February 2006, when he became the Interim Chief Executive Officer. Ms. Naimollah has replaced Mr. Meyer as a member of and chairman of the Compensation Committee. The Compensation Committee determines and approves the base salary to be paid to the Chief Executive Officer, reviews and has the authority to approve recommendations for cash compensation amounts for all other executive officers, establishes and reviews the Company's overall compensation policies, administers and grants awards under the Company's 2005 Incentive Compensation Plan.

      General. Historically, the Compensation Committee has set the levels and types of compensation for its executive officers based generally upon (i) perceived levels and types of compensation paid by the Company's competitors to their executive officers, (ii) the desire to have some portion of each executive officer's compensation be incentive in nature, and (iii) an evaluation of each executive officer's ability to contribute to the continued success of the Company. The policy is designed to provide a competitive compensation program that will enable our company to attract, motivate, reward and retain executives and other employees who have the skills, experience and talents required to promote the Company's short and long-term financial performance and growth. The Company believes that the compensation should consist of:

      o     fair base salaries,

      o     cash  bonuses  based  on  achievement   of  performance   objectives
            established by the Company, and

      o     stock  option and  restricted  stock  grants  that align  management
            compensation   with   long-term   value   gains   realized   by  the
            stockholders.

      Base Salary. Generally, the Company's salary policy is designed to provide executive officers and other management personnel with a base salary that is competitive for similarly situated technology companies. The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers (other than the Chief Executive Officer) are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his or her level of responsibility and position in the Company.

      Bonus: As a further component of the total cash compensation payable to its executive officers, the Company provides for the payment of annual target bonuses. This program rewards our executive officers for their contributions to the Company and is designed to motivate them to perform to the full extent of their abilities. For 2005, bonus amounts were determined based on the Company's 2005 revenue growth, progress in converting to a marketing model, success in increasing the Company's public profile, and year-on-year increased in the price of the Company's stock.

      Stock Options and Restricted Stock. The Compensation Committee believes that it is important for its executive officers, who have the ability to make a substantial contribution to the long-term success of the Company and to enhance stockholder value, to have their interests aligned with the Company's stockholders through stock ownership. Through the Company's 2005 Stock Incentive Plan, awards of options or restricted stock are made to our executive officers. We will generally grant stock options and/or restricted stock to our executive officers at levels comparable to competitive business entities, and such grants are intended to focus the performance of these executive officers towards increasing our stockholder value. We use stock-based incentive grants, including stock options and restricted stock, as a significant component of executive compensation.

      Chief Executive Officer Compensation. Douglas A. McIntyre served as our President and Chief Executive Officer from April 2000 until he resigned in February 2006, and was a member of our Board of Directors from May 2000 through February 2006. In 2005, in accordance with the terms of his employment agreement with the Company, Mr. McIntyre was paid an annual base salary of $375,000. In 2005, Mr. McIntyre received options to purchase 1,700,000 shares and did not receive any restricted stock units. The performance guidelines for these awards for Mr. McIntyre and the actual performance targets for these awards are the same as for other executive officers. The Compensation Committee used the same factors to make these awards as it did in determining the other elements of Mr. McIntyre's compensation.

      On February 2, 2006, James Meyer agreed to serve as the Company's interim chief executive officer. Mr. Meyer's will receive an annual base salary of $375,000, and, at the sole discretion of the Compensation Committee, stock options or other incentive stock awards may be granted to Mr. Meyer under the Company's 2005 Incentive Compensation Plan. The guidelines for these stock options and other incentive stock awards will be the same as for other executive officers.

      Limitations on Deductibility of Compensation. Under the Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. Although the Compensation Committee has not and does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for executive officer.

    The foregoing report is provided by the Company's Compensation Committee.


                                          By the Compensation Committee:
                                          Afsaneh Naimollah
                                          Michael Alfant

                             EXECUTIVE COMPENSATION

      The table below sets forth the names, positions, ages and histories for the Company's four most highly-compensated executive officers (collectively, "Named Executive Officers"). Mr. McIntyre resigned from the Company on February 2, 2006 and James Meyer was appointed Interim Chief Executive Officer. Mr. Meyer's age and work history are set forth in "Proposal 1 - Election of Directors - Nominees".


      NAME                            AGE                PRINCIPAL OCCUPATION DURING THE LAST 5 YEARS
----------------------------    -------------      ------------------------------------------------------

Douglas A. McIntyre                   51           Mr.  McIntyre was the  President  and Chief  Executive
                                                   Officer of the  Company  from  April 2000 to  February
                                                   2006 and was a Director of the  Company  from May 2000
                                                   to  February  2006.  From  1998 to March  of 2000,  he
                                                   served as  President  and Chief  Executive  Officer of
                                                   FutureSource/Bridge  L.L.C.  From  1996  to  1997,  he
                                                   served as President of Switchboard.com Inc.

Eric L. Ameres                        39           Mr.  Ameres has worked for the Company  since 1994. He
Executive Vice President and                       has been the Company's Chief Technology  Officer since
Chief Technology Officer                           2003.  Prior to that,  Mr. Ameres worked as a software
                                                   developer for the Company.

Timothy C. Reusing                    34           Mr.  Reusing  serves as the Company's  Executive  Vice
Executive Vice-President,                          President,  Corporate  Development.  Mr.  Reusing  was
Corporate Development                              the  Company's  General  Counsel  and  Secretary  from
                                                   April 2003 to March 2006.  From  January 2002 to April
                                                   2003,  Mr.  Reusing  was  Senior  Vice  President  and
                                                   General  Counsel at the Company.  Prior to joining the
                                                   Company,  was general counsel of Alloy Online, Inc., a
                                                   Nasdaq-listed  technology company and a leading portal
                                                   for and marketer to the  Generation  Y audience.  From
                                                   July 1997 to March 2000,  Mr. Reusing was an Associate
                                                   at the law firm of Simpson Thacher & Bartlett.

Anthony Principe                      54           Mr.  Principe has been the Company's  Chief  Financial
Executive Vice President and                       Officer  since  September  2003.  Prior  to  that  Mr.
Chief Financial Officer                            Principe served as the Company's Corporate  Controller
                                                   from  August  2002.  From  January  1999  to  February
                                                   2002,  Mr.  Principe was the Corporate  Controller for
                                                   Wolf-tec,   Inc.  a  leader  in  the   meat-processing
                                                   machine  manufacturing  industry.  From  December 1997
                                                   to December  1999 Mr.  Principe was the  controller of
                                                   Energy Answers  Corp., a holding  company in the solid
                                                   waste and waste-to-energy business.

      The table below sets forth, for the fiscal year ended December 31, 2005, the fiscal year ended December 31, 2004, and the fiscal year ended December 31, 2003, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of the Named Executive Officers.


                           SUMMARY COMPENSATION TABLE


                                                                   LONG-TERM
                                   ANNUAL COMPENSATION             COMPENSATION(1)
                                   ------------------------------- ---------------
                                                                    OPTIONS/        Restricted       ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS         SARS(#)(2)      Stock Award(s)   COMPENSATION
--------------------------------   ------  --------   ------------  ------------    --------------   ---------------
Douglas A. McIntyre (3).........   2005    $375,000   $  250,000    1,700,000              --         $  --
President and Chief Executive      2004    $375,000   $   62,500      400,000(4)        200,000       $  --
Officer                            2003    $372,485   $   31,250        --                 --         $  --


Eric L. Ameres (5)..............   2005    $190,000   $   47,125      400,000              --         $  --
Executive Vice President and       2004    $192,500   $   20,000      400,000            50,000       $  --
Chief Technology Officer           2003    $175,508   $    5,000      100,000              --         $  --


Timothy C. Reusing (6)..........   2005    $192,500   $   48,125      460,000              --         $  --
Executive Vice President           2004    $192,500   $   20,000      260,000            50,000       $  --
and General Counsel                2003    $169,752   $   30,000      150,000              --         $  --


Anthony Principe (7)............   2005    $113,167   $    2,500      140,000              --         $  --
Executive Vice President and       2004    $100,000   $    5,000       75,000            50,000       $  --
Chief Financial Officer            2003    $ 82,930   $    2,500       50,000              --         $  --



      (1) The Company did not pay to its Chief Executive Officer or any named executive officer any compensation intended to serve as incentive for performance to occur over a period longer than one year pursuant to a long-term incentive plan in the time period indicated above. The Company does not have any defined benefit or actuarial plan with respect to its Chief Executive Officer or any named executive officer under which benefits are determined primarily by final compensation and years of service.

      (2) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

      (3) Mr. McIntyre served as the President and Chief Executive Officer of the Company from April 2000 to February 2006, when he resigned.

      (4) Mr. McIntyre surrendered these options in 2004.

      (5) Mr. Ameres has been Executive Vice President and Chief Technology Officer since April of 2003.

      (6) Mr. Reusing has been Executive Vice President, Corporate Development since March of 2006. From April 2003 to March 2006, he was Executive Vice President, Legal Affairs and Business Development.

      (7) Mr. Principe has been Chief Financial Officer since September 2003.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------

                                                          PERCENT OF
                                     NUMBER OF              TOTAL
                                    SECURITIES           OPTIONS/SARS        EXERCISE
                                    UNDERLYING            GRANTED TO         OR BASE
                                   OPTIONS/SARS          EMPLOYEES IN          PRICE
NAME                               GRANTED(#)(1)             2005              ($/SH)         EXPIRATION DATE
--------------------------       ----------------        ------------      ------------       -------------------
Douglas A. McIntyre....                300,000(2)                   6%         $0.79          November 18, 2013
                                     1,400,000(3)                  29%         $0.64          June 6, 2013

Eric L. Ameres.........                200,000(4)                   4%         $0.79          November 18, 2013


Timothy C. Reusing.....                200,000(5)                   4%         $0.79          November 18, 2013


Anthony Principe.......                100,000(6)                   2%         $0.79          November 18, 2013

                                        40,000(7)                   1%         $0.59          June 27, 2013


      (1) Options to acquire shares of Common Stock. The Company does not have any outstanding stock appreciation rights.

      (2) One-half of these options vested on November 18, 2005 and one-half of these options vest on November 18, 2006.

      (3) 350,000 of these options vested on June 6, 2005, 350,000 of these options vested on December 6, 2005 and 350,000 of these options were to have vested on June 6, 2006 and 350,000 of these options were to have vested on December 6, 2006. The 700,000 options that were to have vested in 2006 expired upon Mr. McIntyre's resignation from the Company.

      (4) One-half of these options vested on November 18, 2005 and one-half of these options vest on November 18, 2006.

      (5) One-half of these options vested on November 18, 2005 and one-half of these options vest on November 18, 2006.

      (6) One-half of these options vested on November 18, 2005 and one-half of these options vest on June 27, 2006.

      (7) One-half of these options vested on June 27, 2005 and one-half of these options vest on June 27, 2006..

AGGREGATED EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END UNEXERCISED OPTION VALUES

      The table below sets forth information with respect to option exercises during fiscal 2005 and the number and value of options held at December 31, 2005 by each of the Named Executive Officers.




                                                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                          OPTIONS AT 12/31/05             AT 12/31/05(1)
                                                          ----------------------------    -------------------------------
                        SHARES ACQUIRED      VALUE
Name                    ON EXERCISE          REALIZED     EXERCISABLE     UNEXERCISABLE   EXERCISABLE     DUNEXERCISABLE
--------------------    -----------------   ----------    ------------    ------------    ------------    ---------------

Douglas A. McIntyre           --                   --     1,475,000       850,000         $   760,250     $   556,500

Eric A. Ameres                --                   --        875,641      133,333         $  491,564      $    92,333

Timothy C. Reusing.           --                   --        693,999      116,667         $  383,200      $    85,667

Anthony Principe.             --                   --        217,500       70,000         $  102,150      $    51,300


      (1) Based on a value of $1.06 per share, the closing price of the Company's common shares on the American Stock Exchange on December 30, 2005, minus the share exercise price, multiplied by the number of shares.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT  AND  CHANGE  IN  CONTROL
ARRANGEMENTS

      On February 2, 2006, Douglas McIntyre resigned from his positions as Chairman, President and Chief Executive Officer of the Company and his position on the Company's Board of Directors. Mr. McIntyre voluntarily terminated his employment with the Company thereby terminating the employment agreement with the Company.

      On February 2, 2006, the Company entered into an employment agreement with James Meyer to serve as the Company's Interim Chief Executive Officer. The employment agreement expires on May 2, 2006. Mr. Meyer's employment agreement provides for payment to him based on an annual base salary of $375,000. At the sole discretion of the Compensation Committee of the Board of Directors, stock options or other incentive stock awards may be granted to Mr. Meyer under the Company's 2005 Incentive Compensation Plan. If Mr. Meyer is terminated for any reason other than death, disability, resignation or cause (as defined in the employment agreement), he will be entitled to the compensation due under the employment agreement through May 2, 2006.

      In September of 2003, Eric Ameres entered into an employment agreement with us as our Chief Technology Officer. The term of that agreement has been extended to September 15, 2006, and Mr. Ameres's compensation is $192,500. Mr. Ameres's employment agreement provides that should the Company terminate his employment other than for cause, then:

      o the Company will pay Mr. Ameres 100% of his base salary for 6 months after termination;
      o the Company will pay Mr. Ameres a proportionate share of any accrued bonus;
      o the Company will provide Mr. Ameres with employment benefits for 6 months after termination;
      o all of Mr. Ameres's unvested stock options that would have vested during the term of the agreement shall vest, and Mr. Ameres will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination.

      In the event that Mr. Ameres is terminated without cause upon a change in control in the Company, all of Mr. Ameres's unvested stock options will vest, and Mr. Ameres will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination. If the Company terminates Mr. Ameres's employment for cause or if Mr. Ameres voluntarily resigns, then the Company is obligated to pay Mr. Ameres any accrued but unpaid base salary and any unused vacation pay and must continue to provide employee benefits to Mr. Ameres for six months following the date of termination.

      In November of 2003, Tim Reusing entered into an employment agreement with us as our General Counsel. That agreement has been extended to October 15, 2006. Mr. Reusing's compensation under the employment agreement is $192,500. Mr. Reusing's employment agreement provides that should the Company terminate his employment other than for cause, then:

      o the Company will pay Mr. Reusing 100% of his base salary for 6 months after termination;
      o the Company will pay Mr. Reusing a proportionate share of any accrued bonus;
      o the Company will provide Mr. Reusing with employment benefits for 6 months after termination;
      o all of Mr. Reusing's unvested stock options that would have vested during the term of the agreement shall vest, and Mr. Reusing will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination.

      In the event that Mr. Reusing is terminated without cause upon a change in control in the Company, all of Mr. Reusing's unvested stock options will vest, and Mr. Reusing will be able to exercise those options for the longer of the period allowed under the applicable Company option plan or 90 days from the date of termination. If the Company terminates Mr. Reusing's employment for cause or if Mr. Reusing voluntarily resigns, then the Company is obligated to pay Mr. Reusing any accrued but unpaid base salary and any unused vacation pay and must continue to provide employee benefits to Mr. Reusing for six months following the date of termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company believes that the terms of each transaction described below are comparable to, or more favorable to, the Company than the terms that would have been obtained in an arms' length transaction with an unaffiliated party.

      During the years ended December 31, 2005 and 2004, the Company retained McGuireWoods LLC to perform certain legal services on its behalf and incurred approximately $13,000 and $38,000 respectively, for such legal services. William
A. Newman, a director of the Company, is a partner of McGuireWoods LLC.

      During the years ended December 31, 2005 and 2004 the Company retained Mike Kopetski, an independent international business consultant, to facilitate entering into a contract with a customer and incurred approximately $10,000 and $122,000, respectively, for such services. Mike Kopetski became a director of the company in August 2003.

      During the years ended December 31, 2005 and 2004, Douglas A. McIntyre, the Company's former Chairman, President and Chief Executive Officer, served as a director for PowerLinx, Inc., one of the Company's customers. The Company did not recognize revenue from PowerLinx in 2005 and recognized revenue of $289,000 from PowerLinx in 2004.

      In June 2003, the Company entered into two license agreements with Beijing E-World Technology Co. Ltd., a consortium of several Chinese consumer electronics manufacturers. Hao Jie, the president of E-World, became a director of the Company in August 2003 and served as director until May 2004. The agreements anticipate E-World's using On2's VP5 or VP6 codecs:

      o     in E-World's Enhanced Versatile Disk (EVD) technology;

      o in a High Definition Television (HD TV) system being developed as a standard for China; and

      o     in future video compression products other than EVD and HD TV.

      Under the terms of those original agreements with E-World, E-World has exclusive rights to use VP5 and VP6 in EVD and HD TV products and in video compression products other than EVD and HD TV, in each case only in China, Macau, Hong Kong and Taiwan, and has non-exclusive rights to use VP5 and VP6 for such products elsewhere in the world. Pursuant to a subsequent agreement between the Company and E-World, the parties agreed that On2 and its customers and licensees shall be permitted to sell products and devices that contain VP5 or VP6 encoding or decoding software, provided that such products or devices are not directly competitive with any EVD or HDTV products or with any other products that E-World is currently producing and that contain VP5 or VP6 technology. E-World is entitled to receive fifty percent of any royalties from the sale of any such products or devices sold in China, Macau, Hong Kong and Taiwan and during the year ended December 31, 2004, the company paid E-World $47,500 as shared royalties from the sale of such products. During the year ended December 31, 2003, E-World paid the Company $300,000 in license fees under its agreements with the Company.


RECOMMENDATION:

THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1.

                                   PROPOSAL 2
                                 RATIFICATION OF
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      Eisner LLP has been selected as the Company's independent accountants for the fiscal year ending December 31, 2006. Eisner LLP served as the Company's independent accountants for 2005.

      Representatives of Eisner LLP intend to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire, and to respond to questions.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years. During the Company's two most recent fiscal years ended December 31, 2005, the Company did not consult with Eisner LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      In the event the proposal to ratify the selection of Eisner LLP is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next year. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for fiscal 2006 to stand unless the Board of Directors finds other reasons for making a change.

RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION EISNER LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE AND REPORT UPON THE FINANCIAL STATEMENTS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposal set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company's 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 21, 2006. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

      THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING ITEM 6, MANAGEMENT'S DISCUSSION AND ANALYSIS, AND THE FINANCIAL STATEMENTS INCLUDED THEREIN, IS INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 21 CORPORATE DRIVE, SUITE 103, CLIFTON PARK, NY 12065 ATTENTION: INVESTOR RELATIONS.

      This document  contains  forward-looking  statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company's future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms, or other comparable terminology. The inclusion of forward-looking statements should not be regarded as a representation by the Company, or any other person, that such statements will be achieved. These statements are only predictions. Actual events or results may differ materially. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. In this regard, the business and operations of the Company are subject to substantial risks that increase the uncertainty inherent in the forward-looking statements contained in this document. The Company undertakes no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report.

                                      By Order Of The Board Of Directors,


                                      /s/ Matthew Frost

                                      MATTHEW FROST
                                      Secretary


April 10, 2006


                                                   ON2 TECHNOLOGIES, INC.
                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Matthew  C.  Frost  proxy with full power of                       Please mark
substitution, to vote the shares of Common Stock in On2 Technologies, Inc. which                       your votes              |_|
the  undersigned  would be entitled to vote if personally  present at the Annual                       as indicated
Meeting  of  Stockholders  of the  Company  to be held  on May  15,  2006 or any adjournments thereof.


                                      FOR election of     WITHHOLD vote
                                       all nominees     from all nominees
1. Election of directors (The Board         |_|                |_|           2.Proposal to ratify the        FOR   AGAINST  ABSTAIN
recommends a vote for each of the                                            election of Eisner LLP as the   |_|     |_|       |_|
following nominees):                                                         ompany's independent public
      01 James Meyer                                                         ccountants for the fiscal year
      02 William Newman                                                      nding December 31, 2006 (The
      03 J. Allen Kosowsky                                                   oard recommends a vote for this
      04 Thomas Weigman                                                      roposal):
      05 Mike Kopetski
      06 Mike Alfant
      07 Afsaneh Naimollah
Except for nominee(s) listed below from
whom vote is withheld:

-------------------------------------------------


      THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 and 2. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL
OTHER  MATTERS THAT MAY PROPERLY BE BROUGHT  BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                                    IMPORTANT--PLEASE  MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                                                    ENCLOSED ENVELOPE. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,  trustee, or guardian, please give full title as such.  If a  corporation,  please sign in full  corporate  name by
                                                    President  or  other  authorized  officer.  If a  partnership,  please  sign  in partnership name by an authorized person.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.

Signature______________________ Signature if held jointly___________________________ Dated:_________________________, 2006



                                                                       Exhibit A

                   ON2 TECHNOLOGIES, INC. (THE "CORPORATION")
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION AND COMPOSITION

There shall be a committee of the Board of Directors of the Corporation to be known as the Audit Committee. The Audit Committee shall consist of at least three directors, each of whom shall satisfy the "independence" requirements of the American Stock Exchange or any other national securities exchange or national quotation system upon which the Corporation's common stock is listed or quoted, in the time period permitted by such requirements.

Each member of the Audit Committee shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the committee. At least one member of the Audit Committee shall have past employment experience in accounting or finance.

The Board of Directors shall interpret the foregoing requirements and determine the qualifications of committee members in its business judgment.

Subject to approval by the Board of Directors, the Audit Committee shall revise this charter from time to time to take into account any new requirements applicable to audit committees of public companies listed on AMEX or any other national securities exchange or national quotation system upon which the Corporation's common stock is listed or quoted and such other factors as the committee deems appropriate. The Audit Committee shall reassess the adequacy of this charter on an annual basis.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to the corporate accounting and reporting practices and the code of ethics of the Corporation. In so doing, the Audit Committee shall endeavor to foster open communication between the directors, the independent auditors and the financial management of the Corporation .

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its procedures should remain flexible, in order to best react to changing conditions and to foster compliance with applicable requirements and integrity with respect to the corporate accounting and reporting practices of the Corporation.

In carrying out these responsibilities, the Audit Committee may:

- After consulting with management, review(1) and recommend to the directors, the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries. The independent auditors shall be responsible to the Board of Directors, and shall report directly to the Audit Committee, as the board of director's representative, on matters pertaining to its engagement. The Audit Committee, in its capacity as a committee of the Board of Directors, shall have the ultimate authority and responsibility to select, determine the compensation of, evaluate, and, where appropriate, replace the independent auditors.


----------------------------
(1) Members of the Audit Committee are not independent accountants of the Corporation, and the term "review" as used in this Audit Committee Charter is not intended to have the meaning set forth in the Statement of Accounting Standards No. 71. Consistent with footnote 47 of the Securities and Exchange Commission's Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Audit Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

- Require the independent auditors to submit a written statement to the committee, consistent with Independence Standards Board Standard No. 1, delineating all relationships between the Corporation and the independent auditors, engage in dialogue with respect to any such disclosed relationships or services which may impact the objectivity and independence of the auditors, and take, or recommend that the directors take, appropriate action to ensure the independence of the auditors.

- Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion of the audit, review such audit, including any comments or recommendations of the independent auditors and the information required to be communicated to the committee by the independent auditors by Statements on Auditing Standard No. 61 as then in effect.

- Review the audited financial statements to be contained in the Corporation's Annual Report on Form 10-KSB or Form 10-K with management and discuss those reports with the independent auditors with a view to determining whether the independent auditors are satisfied with the disclosure and content of the financial statements included in those reports. Any changes in accounting principles should also be reviewed. Based on such reviews and related discussions, make a recommendation to the Board of Directors concerning whether the audited financial statements should be included in the Form 10-K.

- Review with the independent auditors and financial management of the Corporation, the adequacy and effectiveness of the accounting and financial controls of the Corporation, including the adequacy of such internal controls and review any plans for the improvement of such internal control procedures. Further, the committee periodically may review with the Corporation's general counsel the Corporation's Code of Business Conduct.

- Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

- Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters or violations of the Corporation's code of ethics; and (ii) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

- Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain and determine compensation for outside counsel or other advisers for this purpose or any other purpose that the Audit Committee deems appropriate.

- Determine the funding levels for the ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.